Exhibit 99.1

Bank of Hawai‘i Corporation Fourth Quarter and Full Year 2024 Financial Results

•
Diluted Earnings Per Common Share of $3.46 and $0.85 for the Year and Quarter Ended December 31, 2024, Respectively
•
Net Income of $150.0 Million and $39.2 Million for the Year and Quarter Ended December 31, 2024, Respectively
•
Total Assets $23.6 Billion and Total Deposits $20.6 Billion at Year End
•
Net Interest Margin 2.19% for the Fourth Quarter of 2024
•
Board of Directors Declares Dividend of $0.70 Per Common Share

FOR IMMEDIATE RELEASE

HONOLULU, HI (January 27, 2025) -- Bank of Hawai‘i Corporation (NYSE: BOH) (the “Company”) today reported diluted earnings per common share of $3.46 for the full year of 2024, compared with $4.14 for the full year of 2023. Net income for the year was $150.0 million, down 12.4% from the previous year. The return on average common equity for the full year of 2024 was 10.85% compared with 13.89% in 2023.

“Bank of Hawai‘i finished 2024 with strong financial performance,” said Peter Ho, Chairman and CEO. “In the fourth quarter, our net interest income and net interest margin continued their upward trajectories and average loan balances and average deposit balances grew. During 2024, we strengthened capital levels, controlled core expenses and maintained excellent credit quality.”

Diluted earnings per common share was $0.85 for the fourth quarter of 2024, compared with $0.93 during the linked quarter and $0.72 during the same period last year. Net income for the fourth quarter of 2024 was $39.2 million, down 3.0% from the linked quarter and up 28.8% from the same period last year. The return on average common equity for the fourth quarter of 2024 was 10.30% compared with 11.50% during the linked quarter and 9.55% during the same period last year.

Financial Highlights

Net interest income for the fourth quarter of 2024 was $120.2 million, an increase of 2.2% from the linked quarter and an increase of 3.8% as compared to the same period last year. The increase from the previous quarter was primarily due to higher average balance of our earning assets, slowing of deposit mix shift and repricing and lower funding costs, partially offset by lower earning asset yields. The increase from the same period last year was primarily due to higher earning asset yields and higher average balance of our earning assets, partially offset by higher average balance of interest-bearing deposits.

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Bank of Hawai‘i Corporation Fourth Quarter and Full Year 2024 Financial Results Page 2

Net interest margin was 2.19% in the fourth quarter of 2024, an increase of 1 basis point from the linked quarter and an increase of 6 basis points from the same period last year. The increase from the linked quarter was primarily due to lower interest-bearing deposits rates, partially offset by lower earning asset yields. The increase from the same period last year was primarily due to higher earning asset yields, partially offset by higher interest-bearing deposit rates.

The average yield on loans and leases was 4.73% in the fourth quarter of 2024, down 9 basis points from the linked quarter and up 19 basis points from the same period last year. The average yield on total earning assets was 3.97% in the fourth quarter of 2024, down 9 basis points from the linked quarter and up 12 basis points from the same period last year. The average cost of interest-bearing deposits was 2.37% in the fourth quarter of 2024, down 15 basis points from the linked quarter and up 7 basis points from the same period last year. The average quarterly cost of total deposits, including noninterest-bearing deposits, was 1.77%, down 10 basis points from the linked quarter and up 10 basis points from the same period last year. The changes in yields and rates over the linked quarter reflected the lower rate environment, including lower benchmark interest rates. The changes in yields and rates year over year period reflected repricing of our loans and an elevated deposit mix shift during the period.

Noninterest income was $43.0 million in the fourth quarter of 2024, a decrease of 4.6% from the linked quarter and an increase of 1.8% from the same period in 2023. Noninterest income in the fourth quarter of 2024 included a $2.4 million charge incurred in connection with a change in our Visa Class B conversion ratio. Adjusted for this item, noninterest income would have been $45.4 million, an increase of 0.7% from the linked quarter and an increase of 7.5% from the same period in 2023. The increase from the same period last year was primarily due to increases in trust and asset management income, service charges on deposits accounts, and fees, exchange, and other service charges.

Noninterest expense was $107.9 million in the fourth quarter of 2024, an increase of 0.8% from the linked quarter and a decrease of 6.9% from the same period last year. Noninterest expense in the fourth quarter of 2023 included an industry-wide FDIC Special Assessment of $14.7 million and $1.7 million of expense savings that were not expected to recur in 2024. Adjusted for these items, noninterest expense in the fourth quarter of 2024 increased by 4.9% from adjusted noninterest expense in the same period last year. The increase was primarily due to higher medical cost in the fourth quarter of 2024 that are not expected to repeat.

The effective tax rate for the fourth quarter of 2024 was 24.02% compared with 23.33% during the linked quarter and 23.25% during the same period last year.

Asset Quality

The Company’s overall asset quality remained strong during the fourth quarter of 2024. Provision for credit losses for the fourth quarter of 2024 was $3.8 million compared with $3.0 million in the linked quarter and $2.5 million in the same period last year.

Total non-performing assets were $19.3 million at December 31, 2024, down $0.5 million from September 30, 2024 and up $7.6 million from December 31, 2023. Non-performing assets as a percentage of total loans and leases and foreclosed real estate were 0.14% at the end of the quarter, flat from the linked quarter and an increase of 5 basis points from the same period last year.

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Bank of Hawai‘i Corporation Fourth Quarter and Full Year 2024 Financial Results Page 3

Net loan and lease charge-offs during the fourth quarter of 2024 were $3.4 million or 10 basis points annualized of total average loans and leases outstanding and comprised of gross charge-offs of $5.2 million partially offset by gross recoveries of $1.8 million. Compared to the linked quarter, net loan and lease charge-offs decreased by $0.4 million or 1 basis point annualized on total average loans and leases outstanding. Compared to the same period last year, net loan and lease charge-offs increased by $1.7 million or 5 basis points annualized on total average loans and leases outstanding.

The allowance for credit losses on loans and leases was $148.5 million at December 31, 2024, an increase of $1.2 million from September 30, 2024 and an increase of $2.1 million from December 31, 2023. The ratio of the allowance for credit losses to total loans and leases outstanding was 1.06% at the end of the quarter, flat from the linked quarter and up 1 basis point from the same period last year.

Balance Sheet

Total assets were $23.6 billion at December 31, 2024, a decrease of 0.8% from September 30, 2024 and a decrease of 0.6% from December 31, 2023. The decrease from the prior periods was primarily due to a decrease in cash and cash equivalents.

The investment securities portfolio was $7.3 billion at December 31, 2024, an increase of 0.7% from September 30, 2024 and a decrease of 1.3% from December 31, 2023. This linked quarter increase was primarily due to the purchases of investment securities in the fourth quarter partially offset by cashflows from the portfolio. The decrease from the same period last year was primarily due to cashflows from the portfolio not being reinvested into securities, partially offset by purchases of investment securities in the third and fourth quarters of 2024. The majority of investment purchases during 2024 were in floating rate securities. The investment portfolio remains largely comprised of securities issued by U.S. government agencies and U.S. government-sponsored enterprises.

Total loans and leases were $14.1 billion at December 31, 2024, an increase of 1.1% from September 30, 2024 and an increase of 0.8% from December 31, 2023. Total commercial loans were $6.1 billion at December 31, 2024, an increase of 3.3% from September 30, 2024 and an increase of 6.0% from December 31, 2023. The increase from the previous periods was primarily due to loan production within our commercial mortgage portfolio. Total consumer loans were $8.0 billion at December 31, 2024, a decrease of 0.5% from the linked quarter and a decrease of 2.9% from the same period last year. The decrease from the linked quarter was primarily due to declines in our home equity and automobile portfolios. The decrease from the same period last year was primarily due to declines in our residential mortgage, home equity and automobile portfolios.

Total deposits were $20.6 billion at December 31, 2024, a decrease of 1.6% from September 30, 2024 and a decrease of 2.0% from December 31, 2023. Noninterest-bearing deposits made up 26.3% of total deposit balances at December 31, 2024, up from 25.8% at September 30, 2024 and down from 28.8% at December 31, 2023. Average total deposits were $20.8 billion for the fourth quarter of 2024, up 1.3% from $20.5 billion in the linked quarter and up 0.3% from $20.7 billion in the same period last year.

Capital and Dividends

The Company’s capital levels remain well above regulatory well-capitalized minimums.

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Bank of Hawai‘i Corporation Fourth Quarter and Full Year 2024 Financial Results Page 4

The Tier 1 Capital Ratio was 13.95% at December 31, 2024 compared with 14.05% at September 30, 2024 and 12.56% at December 31, 2023. The Tier 1 Leverage Ratio was 8.31% at December 31, 2024, compared with 8.38% at September 30, 2024 and 7.51% at December 31, 2023. The decreases from the linked quarter were due to increases in risk-weighted assets and average total assets partially offset by retained earnings growth. The increases from the same period last year were primarily due to the issuance of $165.0 million of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series B, at a rate of 8.00% in the second quarter of 2024.

No shares of common stock were repurchased under the share repurchase program in the fourth quarter of 2024. Total remaining buyback authority under the share repurchase program was $126.0 million at December 31, 2024.

The Company’s Board of Directors declared a quarterly cash dividend of $0.70 per share on the Company’s outstanding common shares. The dividend will be payable on March 14, 2025 to shareholders of record at the close of business on February 28, 2025.

On January 6, 2025, the Company announced that the Board of Directors declared a quarterly dividend payment of $10.94 per share, equivalent to $0.2735 per depositary share, of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series A, and a quarterly dividend payment of $20.00 per share, equivalent to $0.5000 per depositary share, of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series B. The depositary shares representing the Series A Preferred Stock and Series B Preferred Stock are traded on the NYSE under the symbol “BOH.PRA” and “BOH.PRB”, respectively. The dividends on the Series A Preferred Stock and Series B Preferred Stock will be payable on February 3, 2025 to shareholders of record of the preferred stock as of the close of business on January 17, 2025.

Conference Call Information

The Company will review its fourth quarter financial results today at 8:00 a.m. Hawai‘i Time (1:00 p.m. Eastern Time). The live call, including a slide presentation, will be accessible on the investor relations link of Bank of Hawai‘i Corporation's website, www.boh.com. The webcast can be accessed via the link: https://register-conf.media-server.com/register/BI24eacfe4bc38408fa2cf3382f4c7a832. A replay of the conference call will be available for one year beginning at approximately 11:00 a.m. Hawai‘i Time on Monday, January 27, 2025. The replay will be available on the Company's website, www.boh.com.

Investor Announcements

Investors and others should note that the Company intends to announce financial and other information to the Company’s investors using the Company’s investor relations website at https://ir.boh.com, social media channels, press releases, SEC filings and public conference calls and webcasts, all for purposes of complying with the Company’s disclosure obligations under Regulation FD. Accordingly, investors should monitor these channels, as information is updated, and new information is posted.

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Bank of Hawai‘i Corporation Fourth Quarter and Full Year 2024 Financial Results Page 5

Forward-Looking Statements

This news release, and other statements made by the Company in connection with it may contain "forward-looking statements" (as defined in the Private Securities Litigation Reform Act of 1995) that involve risks and uncertainties that could cause results to be materially different from expectations. Forecasts of our financial results and condition, expectations for our operations and business prospects, and our assumptions used in those forecasts and expectations are examples of certain of these forward-looking statements. Do not unduly rely on forward-looking statements. Actual results might differ significantly from our forecasts and expectations because of a variety of factors. More information about these factors is contained in Bank of Hawai‘i Corporation's Annual Report on Form 10-K for the year ended December 31, 2023 and its Form 10-Q for fiscal quarters ended March 31, 2024, June 30, 2024 and September 30, 2024, which were filed with the U.S. Securities and Exchange Commission. These forward-looking statements are not guarantees of future performance and speak only as of the date made, and, except as required by law, the Company undertakes no obligation to update or revise any forward-looking statements to reflect subsequent events, new information or future circumstances.

Bank of Hawai‘i Corporation is an independent regional financial services company serving businesses, consumers, and governments in Hawai‘i and the West Pacific. The Company's principal subsidiary, Bank of Hawai‘i, was founded in 1897. For more information about Bank of Hawai‘i Corporation, see the Company’s website, www.boh.com. Bank of Hawai‘i Corporation is a trade name of Bank of Hawaii Corporation.

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Bank of Hawai‘i Corporation and Subsidiaries
Financial Highlights					Table 1
	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(dollars in thousands, except per share amounts)	2024	2024	2023	2024	2023
For the Period:
Operating Results
Net Interest Income	$120,178	$117,618	$115,785	$466,580	$497,025
Provision for Credit Losses	3,750	3,000	2,500	11,150	9,000
Total Noninterest Income	43,047	45,110	42,283	172,529	176,609
Total Noninterest Expense	107,931	107,092	115,962	430,108	437,518
Pre-Provision Net Revenue	55,294	55,636	42,106	209,001	236,116
Net Income	39,162	40,358	30,396	149,994	171,202
Net Income Available to Common Shareholders	33,893	36,922	28,427	137,350	163,325
Basic Earnings Per Common Share	0.86	0.94	0.72	3.48	4.16
Diluted Earnings Per Common Share	0.85	0.93	0.72	3.46	4.14
Dividends Declared Per Common Share	0.70	0.70	0.70	2.80	2.80

Performance Ratios
Return on Average Assets	0.66%	0.69%	0.51%	0.64%	0.71%
Return on Average Shareholders' Equity	9.42	9.90	8.86	9.78	12.63
Return on Average Common Equity	10.30	11.50	9.55	10.85	13.89
Efficiency Ratio [1]	66.12	65.81	73.36	67.30	64.95
Net Interest Margin [2]	2.19	2.18	2.13	2.16	2.24
Dividend Payout Ratio [3]	81.40	74.47	97.22	80.46	67.31
Average Shareholders' Equity to Average Assets	6.98	6.95	5.80	6.56	5.66

Average Balances
Average Loans and Leases	$13,964,687	$13,809,977	$13,906,114	$13,868,916	$13,851,551
Average Assets	23,682,494	23,338,529	23,449,215	23,362,736	23,954,186
Average Deposits	20,756,682	20,484,391	20,704,070	20,536,239	20,412,378
Average Shareholders' Equity	1,654,156	1,621,936	1,360,641	1,533,243	1,355,536

Per Share of Common Stock
Book Value	$33.27	$33.22	$31.05	$33.27	$31.05
Tangible Book Value	32.47	32.43	30.25	32.47	30.25
Market Value
Closing	71.24	62.77	72.46	71.24	72.46
High	82.70	70.44	75.19	82.70	81.73
Low	60.58	55.75	45.56	54.50	30.83

	December 31,	September 30,	December 31,
	2024	2024	2023
As of Period End:
Balance Sheet Totals
Loans and Leases	$14,075,980	$13,918,583	$13,965,026
Total Assets	23,601,114	23,799,174	23,733,296
Total Deposits	20,633,037	20,978,322	21,055,045
Other Debt	558,274	558,297	560,190
Total Shareholders' Equity	1,667,774	1,665,474	1,414,242

Asset Quality
Non-Performing Assets	$19,300	$19,781	$11,747
Allowance for Credit Losses - Loans and Leases	148,528	147,331	146,403
Allowance to Loans and Leases Outstanding [4]	1.06%	1.06%	1.05%

Capital Ratios [5]
Common Equity Tier 1 Capital Ratio	11.59%	11.66%	11.33%
Tier 1 Capital Ratio	13.95	14.05	12.56
Total Capital Ratio	15.00	15.11	13.60
Tier 1 Leverage Ratio	8.31	8.38	7.51
Total Shareholders' Equity to Total Assets	7.07	7.00	5.96
Tangible Common Equity to Tangible Assets [6]	5.48	5.42	5.07
Tangible Common Equity to Risk-Weighted Assets [6]	9.08	9.17	8.45

Non-Financial Data
Full-Time Equivalent Employees	1,865	1,854	1,899
Branches	50	50	51
ATMs	317	317	318

[1] Efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and total noninterest income).
[2] Net interest margin is defined as net interest income, on a taxable-equivalent basis, as a percentage of average earning assets.
[3] Dividend payout ratio is defined as dividends declared per common share divided by basic earnings per common share.
[4] The numerator comprises the Allowance for Credit Losses - Loans and Leases.
[5] Regulatory capital ratios as of December 31, 2024 are preliminary.
[6] Tangible common equity to tangible assets and tangible common equity to risk-weighted assets are Non-GAAP financial measures.
Tangible common equity is defined by the Company as common shareholders' equity minus goodwill. See Table 2 "Reconciliation of Non-GAAP Financial Measures".

Bank of Hawai‘i Corporation and Subsidiaries
Reconciliation of Non-GAAP Financial Measures			Table 2
	December 31,	September 30,	December 31,
(dollars in thousands)	2024	2024	2023

Total Shareholders' Equity	$1,667,774	$1,665,474	$1,414,242
Less: Preferred Stock	345,000	345,000	180,000
Goodwill	31,517	31,517	31,517
Tangible Common Equity	$1,291,257	$1,288,957	$1,202,725

Total Assets	$23,601,114	$23,799,174	$23,733,296
Less: Goodwill	31,517	31,517	31,517
Tangible Assets	$23,569,597	$23,767,657	$23,701,779

Risk-Weighted Assets, determined in accordance
with prescribed regulatory requirements [1]	$14,225,908	$14,054,698	$14,226,780

Total Shareholders' Equity to Total Assets	7.07%	7.00%	5.96%
Tangible Common Equity to Tangible Assets (Non-GAAP)	5.48%	5.42%	5.07%

Tier 1 Capital Ratio [1]	13.95%	14.05%	12.56%
Tangible Common Equity to Risk-Weighted Assets (Non-GAAP) [1]	9.08%	9.17%	8.45%

[1] Regulatory capital ratios as of December 31, 2024 are preliminary.

Bank of Hawai‘i Corporation and Subsidiaries
Consolidated Statements of Income					Table 3
	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(dollars in thousands, except per share amounts)	2024	2024	2023	2024	2023
Interest Income
Interest and Fees on Loans and Leases	$164,785	$166,286	$158,324	$653,615	$590,611
Income on Investment Securities
Available-for-Sale	23,223	23,257	22,782	89,705	93,528
Held-to-Maturity	20,677	21,107	22,589	85,515	92,750
Cash and Cash Equivalents	9,425	8,980	5,728	30,701	28,380
Other	1,107	1,018	924	4,215	5,106
Total Interest Income	219,217	220,648	210,347	863,751	810,375
Interest Expense
Deposits	92,099	96,067	87,121	368,764	250,847
Securities Sold Under Agreements to Repurchase	992	993	1,459	4,608	16,306
Funds Purchased	-	-	-	44	888
Short-Term Borrowings	-	-	-	-	5,713
Other Debt	5,948	5,970	5,982	23,755	39,596
Total Interest Expense	99,039	103,030	94,562	397,171	313,350
Net Interest Income	120,178	117,618	115,785	466,580	497,025
Provision for Credit Losses	3,750	3,000	2,500	11,150	9,000
Net Interest Income After Provision for Credit Losses	116,428	114,618	113,285	455,430	488,025
Noninterest Income
Fees, Exchange, and Other Service Charges	14,399	14,945	13,774	57,236	55,556
Trust and Asset Management	12,157	11,916	11,144	47,485	43,597
Service Charges on Deposit Accounts	8,678	8,075	7,949	32,430	31,116
Bank-Owned Life Insurance	3,283	3,533	3,176	13,568	11,643
Annuity and Insurance	1,347	1,460	1,271	5,436	4,736
Mortgage Banking	942	1,188	1,016	4,109	4,255
Investment Securities Losses, Net	(3,306)	(1,103)	(1,619)	(7,507)	(11,455)
Other	5,547	5,096	5,572	19,772	37,161
Total Noninterest Income	43,047	45,110	42,283	172,529	176,609
Noninterest Expense
Salaries and Benefits	58,690	58,626	53,991	232,564	234,079
Net Equipment	10,308	10,120	9,826	40,886	40,251
Net Occupancy	10,263	10,806	9,734	42,084	39,924
Data Processing	5,313	4,712	4,948	19,540	18,836
Professional Fees	4,988	4,725	5,079	19,319	17,459
FDIC Insurance	3,711	3,355	18,545	17,850	28,313
Other	14,658	14,748	13,839	57,865	58,656
Total Noninterest Expense	107,931	107,092	115,962	430,108	437,518
Income Before Provision for Income Taxes	51,544	52,636	39,606	197,851	227,116
Provision for Income Taxes	12,382	12,278	9,210	47,857	55,914
Net Income	$39,162	$40,358	$30,396	$149,994	$171,202
Preferred Stock Dividends	5,269	3,436	1,969	12,644	7,877
Net Income Available to Common Shareholders	$33,893	$36,922	$28,427	$137,350	$163,325
Basic Earnings Per Common Share	$0.86	$0.94	$0.72	$3.48	$4.16
Diluted Earnings Per Common Share	$0.85	$0.93	$0.72	$3.46	$4.14
Dividends Declared Per Common Share	$0.70	$0.70	$0.70	$2.80	$2.80
Basic Weighted Average Common Shares	39,513,210	39,488,187	39,303,525	39,450,737	39,274,291
Diluted Weighted Average Common Shares	39,836,758	39,736,492	39,539,191	39,700,388	39,428,912

Bank of Hawai‘i Corporation and Subsidiaries
Consolidated Statements of Comprehensive Income					Table 4
	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(dollars in thousands)	2024	2024	2023	2024	2023
Net Income	$39,162	$40,358	$30,396	$149,994	$171,202
Other Comprehensive Income (Loss), Net of Tax:
Net Unrealized Gains (Losses) on Investment Securities	(7,388)	38,833	43,357	53,435	36,152
Defined Benefit Plans	(641)	168	1,566	(136)	1,818
Other Comprehensive Income (Loss)	(8,029)	39,001	44,923	53,299	37,970
Comprehensive Income	$31,133	$79,359	$75,319	$203,293	$209,172

Bank of Hawai‘i Corporation and Subsidiaries
Consolidated Statements of Condition			Table 5
	December 31,	September 30,	December 31,
(dollars in thousands, except per share amounts)	2024	2024	2023
Assets
Cash and Cash Equivalents	$763,571	$1,272,763	$1,000,944
Investment Securities
Available-for-Sale	2,689,528	2,550,324	2,408,933
Held-to-Maturity (Fair Value of $3,820,882; $4,072,596; and $4,253,637)	4,618,543	4,710,245	4,997,335
Loans Held for Sale	2,150	5,048	3,124
Loans and Leases	14,075,980	13,918,583	13,965,026
Allowance for Credit Losses	(148,528)	(147,331)	(146,403)
Net Loans and Leases	13,927,452	13,771,252	13,818,623
Premises and Equipment, Net	184,480	191,899	194,855
Operating Lease Right-of-Use Assets	80,165	81,736	86,110
Accrued Interest Receivable	66,367	66,534	66,525
Mortgage Servicing Rights	19,199	19,571	20,880
Goodwill	31,517	31,517	31,517
Bank-Owned Life Insurance	481,184	475,263	462,894
Other Assets	736,958	623,022	641,556
Total Assets	$23,601,114	$23,799,174	$23,733,296

Liabilities
Deposits
Noninterest-Bearing Demand	$5,423,562	$5,412,048	$6,058,554
Interest-Bearing Demand	3,784,984	3,734,601	3,749,717
Savings	8,364,916	8,663,147	8,189,472
Time	3,059,575	3,168,526	3,057,302
Total Deposits	20,633,037	20,978,322	21,055,045
Securities Sold Under Agreements to Repurchase	100,000	100,490	150,490
Other Debt	558,274	558,297	560,190
Operating Lease Liabilities	88,794	90,356	94,693
Retirement Benefits Payable	23,760	22,870	23,673
Accrued Interest Payable	34,799	40,434	41,023
Other Liabilities	494,676	342,931	393,940
Total Liabilities	21,933,340	22,133,700	22,319,054
Shareholders' Equity
Preferred Stock (Series A, $.01 par value; authorized 180,000 shares issued and outstanding)	180,000	180,000	180,000
Preferred Stock (Series B, $.01 par value; authorized 165,000 shares issued and outstanding)	165,000	165,000	-
Common Stock ($.01 par value; authorized 500,000,000 shares;
issued / outstanding: December 31, 2024 - 58,765,864 / 39,762,255;
September 30, 2024 - 58,765,907 / 39,748,304; and December 31, 2023 - 58,755,465 / 39,753,138)	585	585	583
Capital Surplus	647,403	643,620	636,422
Accumulated Other Comprehensive Loss	(343,389)	(335,360)	(396,688)
Retained Earnings	2,133,838	2,127,585	2,107,569
Treasury Stock, at Cost (Shares: December 31, 2024 - 19,003,609; September 30, 2024 - 19,017,603;
and December 31, 2023 - 19,002,327)	(1,115,663)	(1,115,956)	(1,113,644)
Total Shareholders' Equity	1,667,774	1,665,474	1,414,242
Total Liabilities and Shareholders' Equity	$23,601,114	$23,799,174	$23,733,296

Bank of Hawai‘i Corporation and Subsidiaries
Consolidated Statements of Shareholders' Equity									Table 6
								Accumulated
	Preferred		Preferred					Other
	Shares	Preferred	Shares	Preferred	Common			Comprehensive
	Series A	Series A	Series B	Series B	Shares	Common	Capital	Income	Retained	Treasury
(dollars in thousands, except per share amounts)	Outstanding	Stock	Outstanding	Stock	Outstanding	Stock	Surplus	(Loss)	Earnings	Stock	Total
Balance as of December 31, 2022	180,000	$180,000	-	$-	39,835,750	$582	$620,578	$(434,658)	$2,055,912	$(1,105,419)	$1,316,995
Net Income	-	-	-	-	-	-	-	-	171,202	-	171,202
Other Comprehensive Income	-	-	-	-	-	-	-	37,970	-	-	37,970
Share-Based Compensation	-	-	-	-	-	-	15,656	-	-	-	15,656
Common Stock Issued under Purchase
and Equity Compensation Plans	-	-	-	-	130,286	1	188	-	127	6,065	6,381
Common Stock Repurchased	-	-	-	-	(212,898)	-	-	-	-	(14,290)	(14,290)
Cash Dividends Declared Common Stock
($2.80 per share)	-	-	-	-	-	-	-	-	(111,795)	-	(111,795)
Cash Dividends Declared Preferred Stock	-	-	-	-	-	-	-	-	(7,877)	-	(7,877)
Balance as of December 31, 2023	180,000	$180,000	-	$-	39,753,138	$583	$636,422	$(396,688)	$2,107,569	$(1,113,644)	$1,414,242

Net Income	-	$-	-	$-	-	$-	$-	$-	$149,994	$-	$149,994
Other Comprehensive Income	-	-	-	-	-	-	-	53,299	-	-	53,299
Share-Based Compensation	-	-	-	-	-	-	14,444	-	-	-	14,444
Preferred Stock Issued, Net	-	-	165,000	165,000	-	-	(4,386)	-	-	-	160,614
Common Stock Issued under Purchase
and Equity Compensation Plans	-	-	-	-	96,394	2	923	-	1,232	3,283	5,440
Common Stock Repurchased	-	-	-	-	(87,277)	-	-	-	-	(5,302)	(5,302)
Cash Dividends Declared Common Stock
($2.80 per share)	-	-	-	-	-	-	-	-	(112,313)	-	(112,313)
Cash Dividends Declared Preferred Stock	-	-	-	-	-	-	-	-	(12,644)	-	(12,644)
Balance as of December 31, 2024	180,000	$180,000	165,000	$165,000	39,762,255	$585	$647,403	$(343,389)	$2,133,838	$(1,115,663)	$1,667,774

Bank of Hawai‘i Corporation and Subsidiaries
Average Balances and Interest Rates - Taxable-Equivalent Basis [1]								Table 7a
	Three Months Ended			Three Months Ended			Three Months Ended
	December 31, 2024			September 30, 2024			December 31, 2023
	Average	Income /	Yield /	Average	Income /	Yield /	Average	Income /	Yield /
(dollars in millions)	Balance	Expense [2]	Rate	Balance	Expense [2]	Rate	Balance	Expense [2]	Rate
Earning Assets
Cash and Cash Equivalents	$784.9	$9.4	4.70%	$667.8	$9.0	5.26%	$419.3	$5.7	5.35%
Investment Securities
Available-for-Sale
Taxable	2,614.5	23.0	3.50	2,430.0	23.0	3.80	2,362.4	22.8	3.84
Non-Taxable	21.5	0.3	6.39	11.8	0.2	6.63	1.8	0.0	1.90
Held-to-Maturity
Taxable	4,636.7	20.5	1.77	4,735.5	21.0	1.77	5,013.6	22.4	1.79
Non-Taxable	34.3	0.2	2.10	34.4	0.2	2.10	34.9	0.2	2.10
Total Investment Securities	7,307.0	44.0	2.41	7,211.7	44.4	2.46	7,412.7	45.4	2.45
Loans Held for Sale	4.0	0.1	5.86	3.8	0.1	6.13	3.8	0.1	6.89
Loans and Leases [3]
Commercial Mortgage	3,868.7	52.0	5.34	3,744.6	52.0	5.51	3,760.1	51.5	5.42
Commercial and Industrial	1,697.9	22.1	5.18	1,665.3	22.6	5.42	1,615.4	21.3	5.24
Construction	346.6	6.6	7.54	357.3	7.1	7.95	279.5	4.8	6.84
Commercial Lease Financing	82.9	0.7	3.62	59.6	0.4	2.58	60.1	0.3	1.95
Residential Mortgage	4,621.0	45.3	3.93	4,593.7	46.4	4.03	4,676.0	45.1	3.86
Home Equity	2,181.6	22.5	4.10	2,206.9	22.4	4.04	2,276.2	20.9	3.65
Automobile	774.4	9.5	4.90	795.7	9.4	4.72	845.7	8.6	4.02
Other	391.6	7.2	7.29	386.9	6.9	7.13	393.1	6.3	6.40
Total Loans and Leases	13,964.7	165.9	4.73	13,810.0	167.2	4.82	13,906.1	158.8	4.54
Other	65.0	1.1	6.82	63.2	0.9	6.43	60.0	1.0	6.16
Total Earning Assets	22,125.6	220.5	3.97	21,756.5	221.7	4.06	21,801.9	211.0	3.85
Non-Earning Assets	1,556.9			1,582.0			1,647.3
Total Assets	$23,682.5			$23,338.5			$23,449.2

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$3,655.8	7.8	0.85	$3,775.6	8.9	0.94	$3,737.3	7.7	0.82
Savings	8,652.2	52.6	2.42	8,402.9	55.7	2.63	8,441.0	51.1	2.40
Time	3,142.8	31.7	4.02	3,008.7	31.5	4.17	2,830.0	28.3	3.97
Total Interest-Bearing Deposits	15,450.8	92.1	2.37	15,187.2	96.1	2.52	15,008.3	87.1	2.30
Securities Sold Under Agreements to Repurchase	100.2	1.0	3.87	100.5	1.0	3.87	150.5	1.5	3.79
Other Debt	558.3	5.9	4.24	560.1	5.9	4.24	560.2	6.0	4.24
Total Interest-Bearing Liabilities	16,109.3	99.0	2.45	15,847.8	103.0	2.59	15,719.0	94.6	2.39
Net Interest Income		$121.5			$118.7			$116.4
Interest Rate Spread			1.52%			1.47%			1.46%
Net Interest Margin			2.19%			2.18%			2.13%
Noninterest-Bearing Demand Deposits	5,305.9			5,297.2			5,695.8
Other Liabilities	613.1			571.6			673.8
Shareholders' Equity	1,654.2			1,621.9			1,360.6
Total Liabilities and Shareholders' Equity	$23,682.5			$23,338.5			$23,449.2

[1] Due to rounding, the amounts presented in this table may not tie to other amounts presented elsewhere in this report.
[2] Interest income includes taxable-equivalent basis adjustments, based upon a federal statutory tax rate of 21%, of $1.3 million, $1.0 million, and $605 thousand for the three months ended December 31, 2024, September 30, 2024, and December 31, 2023, respectively.
[3] Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.

Bank of Hawai‘i Corporation and Subsidiaries
Average Balances and Interest Rates - Taxable-Equivalent Basis [1]					Table 7b
	Year Ended			Year Ended
	December 31, 2024			December 31, 2023
	Average	Income /	Yield /	Average	Income /	Yield /
(dollars in millions)	Balance	Expense [2]	Rate	Balance	Expense [2]	Rate
Earning Assets
Cash and Cash Equivalents	$594.1	$30.7	5.17%	$543.9	$28.4	5.22%
Investment Securities
Available-for-Sale
Taxable	2,433.8	89.3	3.67	2,631.0	93.4	3.55
Non-Taxable	9.2	0.6	6.05	6.1	0.2	4.06
Held-to-Maturity
Taxable	4,783.5	84.9	1.78	5,173.9	92.2	1.78
Non-Taxable	34.5	0.7	2.10	35.1	0.7	2.10
Total Investment Securities	7,261.0	175.5	2.42	7,846.1	186.5	2.38
Loans Held for Sale	2.9	0.2	6.05	3.0	0.2	6.16
Loans and Leases [3]
Commercial Mortgage	3,763.6	205.9	5.47	3,776.2	197.0	5.22
Commercial and Industrial	1,679.8	89.2	5.31	1,511.2	74.2	4.91
Construction	333.4	25.6	7.66	262.1	16.0	6.09
Commercial Lease Financing	65.1	1.7	2.68	63.7	0.8	1.30
Residential Mortgage	4,614.8	182.4	3.95	4,690.5	168.9	3.60
Home Equity	2,217.5	87.8	3.96	2,268.0	78.2	3.45
Automobile	803.6	37.0	4.61	866.1	31.8	3.67
Other	391.1	27.4	7.01	413.8	25.3	6.12
Total Loans and Leases	13,868.9	657.0	4.74	13,851.6	592.2	4.28
Other	63.2	4.2	6.66	78.3	5.1	6.51
Total Earning Assets	21,790.1	867.6	3.98	22,322.9	812.4	3.64
Non-Earning Assets	1,572.6			1,631.3
Total Assets	$23,362.7			$23,954.2

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$3,745.9	33.2	0.89	$3,978.7	27.0	0.68
Savings	8,362.3	209.7	2.51	8,018.4	137.4	1.71
Time	3,042.3	125.9	4.14	2,424.8	86.4	3.56
Total Interest-Bearing Deposits	15,150.5	368.8	2.43	14,421.9	250.8	1.74
Funds Purchased	0.8	0.0	5.46	18.5	0.9	4.79
Short-Term Borrowings	0.0	0.0	5.25	114.0	5.7	5.01
Securities Sold Under Agreements to Repurchase	118.2	4.6	3.90	530.9	16.3	3.07
Other Debt	559.6	23.8	4.24	921.8	39.7	4.30
Total Interest-Bearing Liabilities	15,829.1	397.2	2.51	16,007.1	313.4	1.96
Net Interest Income		$470.4			$499.0
Interest Rate Spread			1.47%			1.68%
Net Interest Margin			2.16%			2.24%
Noninterest-Bearing Demand Deposits	5,385.8			5,990.5
Other Liabilities	614.6			601.1
Shareholders' Equity	1,533.2			1,355.5
Total Liabilities and Shareholders' Equity	$23,362.7			$23,954.2

[1] Due to rounding, the amounts presented in this table may not tie to other amounts presented elsewhere in this report.
[2] Interest income includes taxable-equivalent basis adjustments, based upon a federal statutory tax rate of 21%, of $3.8 million and $2.0 million for the year ended December 31, 2024 and December 31, 2023, respectively.
[3] Non-performing loans and leases are included in the respective average loan and lease balances. Income, if any, on such loans and leases is recognized on a cash basis.

Bank of Hawai‘i Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8a
	Three Months Ended December 31, 2024
	Compared to September 30, 2024
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Cash and Cash Equivalents	$1.5	$(1.0)	$0.4
Investment Securities
Available-for-Sale
Taxable	1.8	(1.7)	0.0
Non-Taxable	0.2	(0.0)	0.1
Held-to-Maturity
Taxable	(0.5)	0.0	(0.5)
Non-Taxable	(0.1)	(0.0)	(0.1)
Total Investment Securities	1.3	(1.7)	(0.4)
Loans Held for Sale	0.0	(0.0)	(0.0)
Loans and Leases
Commercial Mortgage	1.7	(1.7)	(0.0)
Commercial and Industrial	0.6	(1.0)	(0.5)
Construction	(0.2)	(0.3)	(0.5)
Commercial Lease Financing	0.2	0.1	0.3
Residential Mortgage	0.3	(1.3)	(1.1)
Home Equity	(0.3)	0.4	0.1
Automobile	(0.3)	0.4	0.1
Other	0.1	0.2	0.2
Total Loans and Leases	2.1	(3.4)	(1.3)
Other	0.0	0.1	0.1
Total Change in Interest Income	4.9	(6.1)	(1.2)

Change in Interest Expense:
Interest-Bearing Deposits
Demand	(0.3)	(0.8)	(1.1)
Savings	1.6	(4.7)	(3.1)
Time	1.4	(1.2)	0.2
Total Interest-Bearing Deposits	2.7	(6.7)	(4.0)
Securities Sold Under Agreements to Repurchase	(0.0)	0.0	(0.0)
Other Debt	(0.0)	(0.0)	(0.0)
Total Change in Interest Expense	2.7	(6.7)	(4.0)

Change in Net Interest Income	$2.2	$0.6	$2.8

[1] The change in interest income and expense due to both volume and rate has been allocated between the factors in proportion to the relationship of the absolute dollar amounts of the change in each.

Bank of Hawai‘i Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8b
	Three Months Ended December 31, 2024
	Compared to December 31, 2023
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Cash and Cash Equivalents	$4.5	$(0.8)	$3.7
Investment Securities
Available-for-Sale
Taxable	2.3	(2.1)	0.2
Non-Taxable	0.3	-	0.3
Held-to-Maturity
Taxable	(1.7)	(0.2)	(1.9)
Non-Taxable	(0.0)	(0.0)	(0.0)
Total Investment Securities	0.9	(2.3)	(1.4)
Loans Held for Sale	0.0	(0.0)	(0.0)
Loans and Leases
Commercial Mortgage	1.4	(0.9)	0.5
Commercial and Industrial	1.1	(0.3)	0.8
Construction	1.2	0.6	1.8
Commercial Lease Financing	0.3	0.1	0.4
Residential Mortgage	(0.6)	0.8	0.2
Home Equity	(0.9)	2.5	1.6
Automobile	(0.8)	1.7	0.9
Other	-	0.9	0.9
Total Loans and Leases	1.7	5.4	7.1
Other	0.1	0.1	0.2
Total Change in Interest Income	7.1	2.4	9.5

Change in Interest Expense:
Interest-Bearing Deposits
Demand	(0.2)	0.3	0.1
Savings	1.2	0.3	1.5
Time	3.1	0.3	3.4
Total Interest-Bearing Deposits	4.1	0.9	5.0
Securities Sold Under Agreements to Repurchase	(0.5)	-	(0.5)
Other Debt	(0.1)	-	(0.1)
Total Change in Interest Expense	3.5	0.9	4.4

Change in Net Interest Income	$3.6	$1.5	$5.1

[1] The change in interest income and expense due to both volume and rate has been allocated between the factors in proportion to the relationship of the absolute dollar amounts of the change in each.

Bank of Hawai‘i Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8c
	Year Ended December 31, 2024
	Compared to December 31, 2023
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Cash and Cash Equivalents	$2.6	$(0.3)	$2.3
Investment Securities
Available-for-Sale
Taxable	(7.2)	3.1	(4.1)
Non-Taxable	0.2	0.2	0.4
Held-to-Maturity
Taxable	(6.9)	(0.4)	(7.3)
Non-Taxable	(0.0)	-	(0.0)
Total Investment Securities	(13.9)	2.9	(11.0)
Loans Held for Sale	(0.0)	(0.0)	(0.0)
Loans and Leases
Commercial Mortgage	(0.6)	9.5	8.9
Commercial and Industrial	8.9	6.1	15.0
Construction	4.9	4.7	9.6
Commercial Lease Financing	0.2	0.7	0.9
Residential Mortgage	(2.7)	16.2	13.5
Home Equity	(1.8)	11.4	9.6
Automobile	(2.5)	7.7	5.2
Other	(1.4)	3.5	2.1
Total Loans and Leases	5.0	59.8	64.8
Other	(1.0)	0.1	(0.9)
Total Change in Interest Income	(7.3)	62.5	55.2

Change in Interest Expense:
Interest-Bearing Deposits
Demand	(1.7)	7.9	6.2
Savings	6.2	66.1	72.3
Time	24.2	15.3	39.5
Total Interest-Bearing Deposits	28.7	89.3	118.0
Funds Purchased	(1.0)	0.1	(0.9)
Short-Term Borrowings	(6.0)	0.3	(5.7)
Securities Sold Under Agreements to Repurchase	(15.2)	3.5	(11.7)
Other Debt	(15.4)	(0.5)	(15.9)
Total Change in Interest Expense	(8.9)	92.7	83.8

Change in Net Interest Income	$1.6	$(30.2)	$(28.6)

[1] The change in interest income and expense due to both volume and rate has been allocated between the factors in proportion to the relationship of the absolute dollar amounts of the change in each.

Bank of Hawai‘i Corporation and Subsidiaries
Salaries and Benefits					Table 9
	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(dollars in thousands)	2024	2024	2023	2024	2023
Salaries	$38,852	$38,993	$38,492	$154,538	$154,497
Medical, Dental, and Life Insurance	4,965	3,512	2,500	14,900	12,767
Incentive Compensation	4,423	5,086	3,402	15,708	13,339
Retirement and Other Benefits	3,456	3,692	2,521	15,408	15,707
Share-Based Compensation	3,208	3,364	3,443	13,667	14,770
Payroll Taxes	2,593	2,839	2,598	13,232	14,677
Commission Expense	1,085	979	700	3,575	2,798
Separation Expense	108	161	335	1,536	5,524
Total Salaries and Benefits	$58,690	$58,626	$53,991	$232,564	$234,079

Bank of Hawai‘i Corporation and Subsidiaries
Loan and Lease Portfolio Balances					Table 10
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollars in thousands)	2024	2024	2024	2024	2023
Commercial
Commercial Mortgage	$4,020,622	$3,868,566	$3,741,140	$3,715,032	$3,749,016
Commercial and Industrial	1,705,133	1,681,693	1,699,438	1,679,659	1,664,068
Construction	308,898	319,150	315,571	323,069	304,463
Lease Financing	90,756	60,665	59,388	57,817	59,939
Total Commercial	6,125,409	5,930,074	5,815,537	5,775,577	5,777,486
Consumer
Residential Mortgage	4,628,283	4,622,677	4,595,586	4,616,900	4,684,171
Home Equity	2,165,514	2,195,844	2,221,073	2,240,946	2,264,827
Automobile	764,146	786,910	806,240	825,854	837,830
Other	392,628	383,078	392,830	394,560	400,712
Total Consumer	7,950,571	7,988,509	8,015,729	8,078,260	8,187,540
Total Loans and Leases	$14,075,980	$13,918,583	$13,831,266	$13,853,837	$13,965,026

Deposits
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollars in thousands)	2024	2024	2024	2024	2023
Consumer	$10,397,777	$10,340,466	$10,382,432	$10,429,004	$10,319,809
Commercial	8,299,590	8,356,239	7,995,618	8,323,330	8,601,224
Public and Other	1,935,670	2,281,617	2,030,452	1,924,252	2,134,012
Total Deposits	$20,633,037	$20,978,322	$20,408,502	$20,676,586	$21,055,045

Average Deposits
	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollars in thousands)	2024	2024	2024	2024	2023
Consumer	$10,327,928	$10,345,772	$10,379,724	$10,313,730	$10,092,727
Commercial	8,564,213	8,207,310	8,188,685	8,334,540	8,581,426
Public and Other	1,864,541	1,931,309	1,789,984	1,895,370	2,029,917
Total Deposits	$20,756,682	$20,484,391	$20,358,393	$20,543,640	$20,704,070

Bank of Hawai‘i Corporation and Subsidiaries
Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More					Table 11
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollars in thousands)	2024	2024	2024	2024	2023
Non-Performing Assets
Non-Accrual Loans and Leases
Commercial
Commercial and Industrial	$4,627	$6,218	$3,681	$13	$39
Commercial Mortgage	2,450	2,680	2,601	2,714	2,884
Total Commercial	7,077	8,898	6,282	2,727	2,923
Consumer
Residential Mortgage	5,052	4,269	2,998	3,199	2,935
Home Equity	4,514	3,947	3,227	3,240	3,791
Total Consumer	9,566	8,216	6,225	6,439	6,726
Total Non-Accrual Loans and Leases	16,643	17,114	12,507	9,166	9,649
Foreclosed Real Estate	2,657	2,667	2,672	2,672	2,098
Total Non-Performing Assets	$19,300	$19,781	$15,179	$11,838	$11,747

Accruing Loans and Leases Past Due 90 Days or More
Consumer
Residential Mortgage	$3,984	$4,421	$4,524	$3,378	$3,814
Home Equity	2,845	1,980	2,025	1,580	1,734
Automobile	776	580	568	517	399
Other	677	554	733	872	648
Total Consumer	8,282	7,535	7,850	6,347	6,595
Total Accruing Loans and Leases Past Due 90 Days or More	$8,282	$7,535	$7,850	$6,347	$6,595
Total Loans and Leases	$14,075,980	$13,918,583	$13,831,266	$13,853,837	$13,965,026

Ratio of Non-Accrual Loans and Leases to Total Loans and Leases	0.12%	0.12%	0.09%	0.07%	0.07%

Ratio of Non-Performing Assets to Total Loans and Leases
and Foreclosed Real Estate	0.14%	0.14%	0.11%	0.09%	0.08%

Ratio of Non-Performing Assets to Total Assets	0.08%	0.08%	0.07%	0.05%	0.05%

Ratio of Commercial Non-Performing Assets to Total Commercial Loans
and Leases and Commercial Foreclosed Real Estate	0.12%	0.15%	0.11%	0.05%	0.05%

Ratio of Consumer Non-Performing Assets to Total Consumer Loans
and Leases and Consumer Foreclosed Real Estate	0.15%	0.14%	0.11%	0.11%	0.11%

Ratio of Non-Performing Assets and Accruing Loans and Leases
Past Due 90 Days or More to Total Loans and Leases
and Foreclosed Real Estate	0.20%	0.20%	0.17%	0.13%	0.13%

Quarter to Quarter Changes in Non-Performing Assets
Balance at Beginning of Quarter	$19,781	$15,179	$11,838	$11,747	$11,519
Additions	2,198	5,557	5,257	1,652	2,683
Reductions
Payments	(708)	(734)	(844)	(921)	(2,018)
Return to Accrual Status	(476)	(81)	(1,018)	(617)	(437)
Charge-offs / Write-downs	(1,495)	(140)	(54)	(23)	-
Total Reductions	(2,679)	(955)	(1,916)	(1,561)	(2,455)
Balance at End of Quarter	$19,300	$19,781	$15,179	$11,838	$11,747

Bank of Hawai‘i Corporation and Subsidiaries
Reserve for Credit Losses					Table 12
	Three Months Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,
(dollars in thousands)	2024	2024	2023	2024	2023
Balance at Beginning of Period	$150,325	$151,155	$151,653	$152,429	$151,247

Loans and Leases Charged-Off
Commercial
Commercial and Industrial	(352)	(1,021)	(229)	(2,608)	(987)
Consumer
Residential Mortgage	(337)	-	-	(385)	(6)
Home Equity	(339)	(125)	(14)	(701)	(82)
Automobile	(1,548)	(1,651)	(938)	(5,342)	(5,247)
Other	(2,637)	(2,539)	(2,349)	(10,098)	(8,645)
Total Loans and Leases Charged-Off	(5,213)	(5,336)	(3,530)	(19,134)	(14,967)
Recoveries on Loans and Leases Previously Charged-Off
Commercial
Commercial and Industrial	386	66	125	831	350
Consumer
Residential Mortgage	150	48	301	303	489
Home Equity	177	318	180	792	1,073
Automobile	609	552	612	2,168	2,782
Other	465	522	588	2,110	2,455
Total Recoveries on Loans and Leases Previously Charged-Off	1,787	1,506	1,806	6,204	7,149
Net Charged-Off Loans and Leases	(3,426)	(3,830)	(1,724)	(12,930)	(7,818)
Provision for Credit Losses:
Loans and Leases	4,623	3,684	2,864	15,055	9,782
Unfunded Commitments	(873)	(684)	(364)	(3,905)	(782)
Total Provision for Credit Losses	3,750	3,000	2,500	11,150	9,000
Balance at End of Period	$150,649	$150,325	$152,429	$150,649	$152,429

Components
Allowance for Credit Losses - Loans and Leases	$148,528	$147,331	$146,403	$148,528	$146,403
Reserve for Unfunded Commitments	2,121	2,994	6,026	2,121	6,026
Total Reserve for Credit Losses	$150,649	$150,325	$152,429	$150,649	$152,429

Average Loans and Leases Outstanding	$13,964,687	$13,809,977	$13,906,114	$13,868,916	$13,851,551

Ratio of Net Loans and Leases Charged-Off to
Average Loans and Leases Outstanding (annualized)	0.10%	0.11%	0.05%	0.09%	0.06%
Ratio of Allowance for Credit Losses to Loans and Leases Outstanding [1]	1.06%	1.06%	1.05%	1.06%	1.05%

[1] The numerator comprises the Allowance for Credit Losses - Loans and Leases.

Bank of Hawai‘i Corporation and Subsidiaries
Business Segments Selected Financial Information				Table 13a
	Consumer	Commercial	Treasury	Consolidated
(dollars in thousands)	Banking	Banking	and Other	Total
Three Months Ended December 31, 2024
Net Interest Income (Expense)	$98,019	$53,516	$(31,357)	$120,178
Provision for (Recapture of) Credit Losses	3,751	(326)	325	3,750
Net Interest Income (Expense) After Provision for Credit Losses	94,268	53,842	(31,682)	116,428
Noninterest Income	34,800	7,490	757	43,047
Noninterest Expense	85,516	18,874	3,541	107,931
Income (Loss) Before Income Taxes	43,552	42,458	(34,466)	51,544
Provision (Benefit) for Income Taxes	11,136	10,819	(9,573)	12,382
Net Income (Loss)	$32,416	$31,639	$(24,893)	$39,162
Total Assets as of December 31, 2024	$8,288,997	$6,145,162	$9,166,955	$23,601,114

Three Months December 31, 2023 [1]
Net Interest Income (Expense)	$99,629	$49,572	$(33,416)	$115,785
Provision for (Recapture of) Credit Losses	1,738	(15)	777	2,500
Net Interest Income (Expense) After Provision for Credit Losses	97,891	49,587	(34,193)	113,285
Noninterest Income	32,247	7,944	2,092	42,283
Noninterest Expense	92,793	18,958	4,211	115,962
Income (Loss) Before Income Taxes	37,345	38,573	(36,312)	39,606
Provision (Benefit) for Income Taxes	9,575	9,764	(10,129)	9,210
Net Income (Loss)	$27,770	$28,809	$(26,183)	$30,396
Total Assets as of December 31, 2023	$8,486,771	$5,831,880	$9,414,645	$23,733,296

[1] Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawai‘i Corporation and Subsidiaries
Business Segments Selected Financial Information				Table 13b
	Consumer	Commercial	Treasury	Consolidated
(dollars in thousands)	Banking	Banking	and Other	Total
Year Ended December 31, 2024
Net Interest Income (Expense)	$391,137	$206,450	$(131,007)	$466,580
Provision for (Recapture of) Credit Losses	11,969	913	(1,732)	11,150
Net Interest Income (Expense) After Provision for Credit Losses	379,168	205,537	(129,275)	455,430
Noninterest Income	134,568	28,768	9,193	172,529
Noninterest Expense	339,944	74,352	15,812	430,108
Income (Loss) Before Income Taxes	173,792	159,953	(135,894)	197,851
Provision (Benefit) for Income Taxes	44,290	40,530	(36,963)	47,857
Net Income (Loss)	$129,502	$119,423	$(98,931)	$149,994
Total Assets as of December 31, 2024	$8,288,997	$6,145,162	$9,166,955	$23,601,114

Year Ended December 31, 2023 [1]
Net Interest Income (Expense)	$393,310	$209,436	$(105,721)	$497,025
Provision for (Recapture of) Credit Losses	7,773	44	1,183	9,000
Net Interest Income (Expense) After Provision for Credit Losses	385,537	209,392	(106,904)	488,025
Noninterest Income	126,373	33,016	17,220	176,609
Noninterest Expense	340,336	77,486	19,696	437,518
Income (Loss) Before Income Taxes	171,574	164,922	(109,380)	227,116
Provision (Benefit) for Income Taxes	44,141	41,109	(29,336)	55,914
Net Income (Loss)	$127,433	$123,813	$(80,044)	$171,202
Total Assets as of December 31, 2023	$8,486,771	$5,831,880	$9,414,645	$23,733,296

[1] Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawai‘i Corporation and Subsidiaries
Selected Quarterly Financial Data					Table 14
	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollars in thousands, except per share amounts)	2024	2024	2024	2024	2023
Quarterly Operating Results
Interest Income
Interest and Fees on Loans and Leases	$164,785	$166,286	$163,208	$159,336	$158,324
Income on Investment Securities
Available-for-Sale	23,223	23,257	21,468	21,757	22,782
Held-to-Maturity	20,677	21,107	21,595	22,136	22,589
Cash and Cash Equivalents	9,425	8,980	6,139	6,157	5,728
Other	1,107	1,018	1,120	970	924
Total Interest Income	219,217	220,648	213,530	210,356	210,347
Interest Expense
Deposits	92,099	96,067	91,542	89,056	87,121
Securities Sold Under Agreements to Repurchase	992	993	1,180	1,443	1,459
Funds Purchased	-	-	44	-	-
Other Debt	5,948	5,970	5,918	5,919	5,982
Total Interest Expense	99,039	103,030	98,684	96,418	94,562
Net Interest Income	120,178	117,618	114,846	113,938	115,785
Provision for Credit Losses	3,750	3,000	2,400	2,000	2,500
Net Interest Income After Provision for Credit Losses	116,428	114,618	112,446	111,938	113,285
Noninterest Income
Fees, Exchange, and Other Service Charges	14,399	14,945	13,769	14,123	13,774
Trust and Asset Management	12,157	11,916	12,223	11,189	11,144
Service Charges on Deposit Accounts	8,678	8,075	7,730	7,947	7,949
Bank-Owned Life Insurance	3,283	3,533	3,396	3,356	3,176
Annuity and Insurance	1,347	1,460	1,583	1,046	1,271
Mortgage Banking	942	1,188	1,028	951	1,016
Investment Securities Losses, Net	(3,306)	(1,103)	(1,601)	(1,497)	(1,619)
Other	5,547	5,096	3,959	5,170	5,572
Total Noninterest Income	43,047	45,110	42,087	42,285	42,283
Noninterest Expense
Salaries and Benefits	58,690	58,626	57,033	58,215	53,991
Net Equipment	10,308	10,120	10,355	10,103	9,826
Net Occupancy	10,263	10,806	10,559	10,456	9,734
Data Processing	5,313	4,712	4,745	4,770	4,948
Professional Fees	4,988	4,725	4,929	4,677	5,079
FDIC Insurance	3,711	3,355	7,170	3,614	18,545
Other	14,658	14,748	14,435	14,024	13,839
Total Noninterest Expense	107,931	107,092	109,226	105,859	115,962
Income Before Provision for Income Taxes	51,544	52,636	45,307	48,364	39,606
Provision for Income Taxes	12,382	12,278	11,224	11,973	9,210
Net Income	$39,162	$40,358	$34,083	$36,391	$30,396
Preferred Stock Dividends	5,269	3,436	1,969	1,969	1,969
Net Income Available to Common Shareholders	$33,893	$36,922	$32,114	$34,422	$28,427

Basic Earnings Per Common Share	$0.86	$0.94	$0.81	$0.87	$0.72
Diluted Earnings Per Common Share	$0.85	$0.93	$0.81	$0.87	$0.72

Balance Sheet Totals
Loans and Leases	$14,075,980	$13,918,583	$13,831,266	$13,853,837	$13,965,026
Total Assets	23,601,114	23,799,174	23,300,768	23,420,860	23,733,296
Total Deposits	20,633,037	20,978,322	20,408,502	20,676,586	21,055,045
Total Shareholders' Equity	1,667,774	1,665,474	1,612,849	1,435,977	1,414,242

Performance Ratios
Return on Average Assets	0.66%	0.69%	0.59%	0.63%	0.51%
Return on Average Shareholders' Equity	9.42	9.90	9.53	10.34	8.86
Return on Average Common Equity	10.30	11.50	10.41	11.20	9.55
Efficiency Ratio [1]	66.12	65.81	69.60	67.76	73.36
Net Interest Margin [2]	2.19	2.18	2.15	2.11	2.13

[1] Efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and total noninterest income).
[2] Net interest margin is defined as net interest income, on a taxable-equivalent basis, as a percentage of average earning assets.

Bank of Hawai‘i Corporation and Subsidiaries
Hawaii Economic Trends						Table 15
	Eleven Months Ended		Year Ended
(dollars in millions; jobs in thousands)	November 30, 2024		December 31, 2023		December 31, 2022
Hawaii Economic Trends
State General Fund Revenues [1]	$9,295.7	6.5%	$9,504.1	0.7%	$9,441.3	16.0%
General Excise and Use Tax Revenue [1]	4,137.1	0.4	4,474.1	4.9	4,263.4	18.3
Jobs [2]	652.7		655.2		653.3

				November 30,	December 31,
				2024	2023	2022
Unemployment, seasonally adjusted [2]
Statewide				2.9%	3.0%	3.2%
Honolulu County				2.8	2.6	3.1
Hawaii County				3.0	2.8	3.5
Maui County				3.4	6.2	3.5
Kauai County				2.9	2.5	3.1

			December 31,
(1-year percentage change, except months of inventory)			2024	2023	2022	2021
Housing Trends (Single Family Oahu) [3]
Median Home Price			4.8%	(5.0)%	11.6%	19.3%
Home Sales Volume (units)			9.1%	(26.3)%	(23.2)%	17.9%
Months of Inventory			2.9	2.8	2.1	0.8

			Monthly Visitor Arrivals,		Percentage Change
(in thousands, except percent change)			Not Seasonally Adjusted		from Previous Year
Tourism [4]
November 30, 2024				762.7		5.7%
October 31, 2024				739.0		5.5
September 30, 2024				688.8		6.3
August 31, 2024				819.2		6.9
July 31, 2024				925.3		(0.5)
June 30, 2024				872.6		(1.5)
May 31, 2024				757.8		(4.1)
April 30, 2024				721.9		(10.5)
March 31, 2024				843.5		(5.5)
February 29, 2024				752.7		2.6
January 31, 2024				745.6		(3.8)
December 31, 2023				845.6		(1.5)
November 30, 2023				721.3		0.3
October 31, 2023				700.4		(3.7)
September 30, 2023				648.1		(6.4)
August 31, 2023				766.6		(7.6)
July 31, 2023				930.2		1.3
June 30, 2023				886.0		5.3
May 31, 2023				790.5		2.1
April 30, 2023				806.2		(0.4)
March 31, 2023				892.2		13.6
February 28, 2023				733.6		17.6
January 31, 2023				775.1		36.7
December 31, 2022				858.3		14.0
November 30, 2022				719.0		17.1

[1] Source: Hawaii Department of Business, Economic Development & Tourism
[2] Source: U.S. Bureau of Labor Statistics
[3] Source: Honolulu Board of Realtors
[4] Source: Hawaii Tourism Authority